STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
STOCK BASED COMPENSATION	STOCK-BASED COMPENSATION
Incentive Award Plan
The Company’s 2022 Incentive Award Plan (the “2022 Plan”) provides for incentives to be provided to selected officers, employees, non-employee directors and consultants of the Company in the form of options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses or other stock-based awards granted under the 2022 Plan. All shares reserved for issuance under the 2022 Plan may be granted as incentive stock options. The 2022 Plan became effective on July 27, 2022, in connection with the closing of the Business Combination.
The notional maximum number of ordinary shares authorized under the 2022 Plan for the fiscal year ended December 31, 2025 was 26,704,741 (the “Share Reserve”). The Share Reserve automatically increases on January 1st of each calendar year by 3% of the total ordinary shares then issued and outstanding, or such lesser amount as determined by the Board. In December 2025, the plan administrator determined that the Share Reserve under the 2022 Plan would not be increased for January 1, 2026. As of December 31, 2025, taking into account previous grants and forfeitures, the Company had 11,509,249 ordinary shares remaining available for future issuances under the 2022 Plan.
Inducement Plan
Under the 2022 Inducement Plan, we may grant Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”), non-qualified options, Stock Appreciation Rights (“SARs”), other stock-based awards (valued in whole or in part by reference to, or otherwise based on our ordinary shares, including dividend equivalents) and bonuses payable in fully vested ordinary shares to individuals who satisfy the standards for inducement grants under Rule 5635(c)(4) of the Nasdaq Listing Rules and the related guidance issued thereunder.
As of December 31, 2025, the notional maximum number of Class A ordinary shares authorized for issuance under the 2022 Inducement Plan was 950,000, subject to adjustment for changes in capitalization as provided under the 2022 Inducement Plan.
Founder Replacement Options
On April 9, 2025, the Board approved the cancellation of all previously issued founder stock options (both vested and unvested) and the grant of replacement stock options (the “2025 Founder Awards”) to the Company’s Chief Executive Officer and Chief Growth Officer. The replacement awards were issued pursuant to the 2022 Plan and represent a modification of the original awards in accordance with ASC 718.
A total of 5,730,000 stock options were granted, consisting of 4,135,340 options to the Chief Executive Officer and 1,594,660 options to the Chief Growth Officer, each with an exercise price of $3.98 per share. The awards vest in three equal installments beginning on January 1, 2026, and each anniversary thereafter, subject to continued service, and expire five years after each vesting date.
The Company determined the grant date and service inception date to be April 9, 2025. The fair value of the replacement options was estimated on the grant date using the Black-Scholes-Merton option pricing model. Significant assumptions used in the valuation included an expected term ranging from 3.85 to 5.58 years, expected volatility ranging from 67.5% to 70.0%, risk-free interest rates ranging from 3.97% to 4.10%, and an expected dividend yield of 0.0%. Expected exercise behavior was reflected in the determination of the expected term based on historical experience and peer-group data.
The cancellation and concurrent replacement of the original awards was accounted for as a modification under ASC 718. Compensation expense reflects the remaining unrecognized cost of the original awards together with any incremental fair value of the replacement awards and is recognized on a straight-line basis over the revised requisite service period.
Restricted Stock Units
There were no RSU grants made for the year December 31, 2023.
In 2024, the Company granted an aggregate of 3,828,878 RSU incentive awards to employees and non employees of the Company, generally vesting over one to three years. Some portion vested immediately with the balance vesting annually. Of these awards, 312,830 were granted to the Founders. Also in 2024, the Company granted an aggregate of 319,471 RSUs to directors, typically vesting immediately or over one to three years.
A grant of 50,000 RSUs was made for the year ended December 31, 2025, to an employee, vesting over three years.
Strategic Growth Incentive
In 2024, the Company granted an aggregate of 2,557,119 strategic growth incentive 2027 awards in performance vested share units to certain Company employees, in an amount up to 200% of the target share units allocated to the program, which are based on meeting the Company’s Net Revenue and earnings before interest, taxes, depreciation, and amortizations (“EBITDA”) targets for the year ended December 31, 2027. These awards had a grant date fair value per share ranging between $2.88 and $6.48. Some of the awards require a one-year post vesting holding period once the shares have been awarded.
In 2023, the Company granted an aggregate of 2,290,000 strategic growth incentive 2025 awards in performance vested share units to certain Company employees, in an amount up to 200% of the target share units allocated to the program, which are based on meeting the Company’s net revenue and EBITDA targets for the year ended December 31, 2025. These awards had a grant date fair value per share of $8.88 and require a one-year post vesting holding period once the shares have been awarded. Given the Company’s performance for the year ended December 31, 2025, the Board determined that the targets were not met and accordingly, such awards were cancelled.
Restricted stock activity for the year ended December 31, 2025, was as follows:

	Shares	Weighted Average Grant Date Fair Value per Share
Outstanding as of December 31, 2024	7,583,255	$4.61
Granted	50,000	2.33
Vested	(2,057,647)	5.32
Forfeited	(244,664)	5.16
Outstanding as of December 31, 2025	5,330,944	$4.30
Stock option activity for the year ended December 31, 2025, was as follows:

	Number of Common Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate intrinsic Value (in thousands)
Balance as of December 31, 2024	17,137,358	$10.48	6.4	$1,156
Granted	5,730,000	3.98	6.0	—
Exercised	—	—	—	—
Modified	(11,500,000)	13.24	—	—
Forfeited	(164,657)	5.39	—	—
Balance as of December 31, 2025	11,202,701	4.40	5.5	184
Exercisable as of December 31, 2025	5,445,414	4.70	4.7	184
Vested and expected to vest as of December 31, 2025	11,202,701	$4.40	5.5	$184
The weighted average grant date fair value of stock options granted during the year ended December 31, 2025 was $1.30 per option. There were no stock options granted in 2024 or 2023.
Stock-compensation expense for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, was $11.8 million, $9.4 million, and $9.2 million, respectively. The unrecognized compensation cost as of December 31, 2025 for stock options and restricted stock was $11.7 million and $5.4 million, respectively. These costs are expected to be recognized over a weighted-average service period of 1.0 and 1.6 years for stock options and restricted stock, respectively.